UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 27, 2010, Neutral Tandem, Inc. (the “Company”) issued a press release announcing that the United States District Court for the Northern District of Illinois issued an order construing disputed terms of the Company’ patent in the Company’s patent infringement case against Peerless Network. The court adopted the constructions proposed by the Company for each of the terms construed in the order. The court stated that a written opinion would follow. The court has not ruled on the Company’s motion for preliminary injunctive relief, and is not required to do so by any specific date. The full trial is currently scheduled to be held in the fall of 2010. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Cautions Concerning Forward Looking Statements

This report contains forward-looking statements that involve substantial risks and uncertainties. The words “seeking,” “asserts,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based upon assumptions about future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak to events only as of the date they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Specific factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, the Company’s ability to successfully enforce its patent and protect the proprietary methods, technologies and other intellectual property rights related to the Company’s patent and other important factors disclosed previously and from time to time in the Company’s other filings with the Securities and Exchange Commission, particularly in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the period ended December 31, 2008 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, as such Risk Factors may be updated from time to time in subsequent reports.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ ROBERT M. JUNKROSKI
Date: January 27, 2010	Name:	Robert M. Junkroski